Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events
19.	Subsequent Events

a.	In January 2014, the Chief Executive Officer and Director of the Company announced his intention to resign from his positions with the Company and with the Company’s Manager effective June 20, 2014.

b.	In January 2014, the Company and Teekay formed Tanker Investments Limited (or TIL). The Company purchased 2.5 million shares of common stock for $25.0 million, representing a 10% interest in TIL, as a part of a $250 million equity private placement by TIL. In addition, the Company received a stock purchase warrants entitling it to purchase up to 750,000 shares of common stock of TIL at a fixed price of $10 per share. The stock purchase warrants expire on January 23, 2019. For purposes of vesting, the stock purchase warrants are divided into four equally sized tranches. Each tranche will vest and become exercisable when and if the fair market value of a share of the Common Stock equals or exceeds $12.50, $15.00, $17.50 and $20.00, respectively for such tranche for any ten consecutive trading days. The Company also received one Series A-2 Preferred share, which entitles the holder to elect one Board member of TIL. The Series A-2 Preferred share does not give the holder a right any dividends or distributions of TIL. In March 2014, TIL issued additional common shares and listed its shares on the Oslo Stock Exchange. As of March 31, 2014, Company’s ownership interest in TIL was 6.51%. TIL will seek to opportunistically acquire, operate and sell modern second hand tankers to benefit from an expected recovery in the current cyclical low of the tanker market. A portion of the net proceeds from the equity issuances by TIL was used to acquire four modern Suezmax crude oil tankers from Teekay and five modern Aframax tanker from third parties. The remaining proceeds will be used to acquire additional tankers and for general corporate purposes.

c.	In April 2014, the Company and Teekay, agreed for the Company to purchase from Teekay a 50% interest in its conventional tanker commercial operations and 100% interest in its technical management operations, including the direct ownership in three commercially managed tanker pools, which generate fee income from commercially managing a fleet of 82 vessels and technically managing a fleet of 42 vessels, including vessels owned by the Company. The agreed purchase price for this acquisition is approximately $15.6 million to be payable in Class B common shares of the Company. The transaction is expected to be completed during the second quarter of 2014.

d.	In February 2014, the eight LR2 newbuilding option agreements with STX were terminated by the Company, and the Company commenced legal action for damages.